UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2020 (April 3, 2020)

VERUS INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34106	11-3820796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Verus International, Inc. (the “Company”), as filed with the Securities and Exchange Commission (the “SEC”) on May 4, 2020 (the “Original Report”), in which the Company reported information relating to the Company’s acquisition of a 51% equity interest (the “Control Interest”) in ZC Top Apparel Manufacturing, Inc. (“ZC TAM”) under Item 7.01 of Form 8-K.

This Amendment No. 1 updates and supplements the disclosures contained in the Original Report to file such information under Item 8.01 of Form 8-K and to amend and restate the disclosure in its entirety as set forth below:

Item 8.01. Other Events.

On May 4, 2020, the Company filed the Original Report which described and attached the Company’s April 3, 2020 press release (the “Release”) announcing the Company’s binding April 3, 2020 agreement (the “Acquisition Agreement”) to acquire the Control Interest in ZC TAM. The Original Report also attached a version of the Acquisition Agreement which differed from the one executed by the parties, in that the executed version (a copy of which is filed herewith) is titled “Binding Term Sheet” rather than “Term Sheet.” The Acquisition Agreement was confirmed and superseded by the Securities Purchase Agreement dated May 8, 2020 by and between the Company and ZC TAM (the “Purchase Agreement”) disclosed by the Company in a Current Report on Form 8-K as filed with the SEC on May 8, 2020. The Original Report also incorrectly attached (and described) an April 2, 2020 Letter Agreement (the “Letter Agreement”) containing a one year exclusive option (the “Option”) with ZC TAM to complete the acquisition of the Control Interest. The Option was, as of April 2, 2020, believed to be necessary under Philippine law to ensure the binding nature of the Acquisition Agreement. However, because the parties intended to consummate the acquisition of the Control Interest on April 3, 2020, and acted thereafter in accordance therewith, the Option was no longer an element of the transaction, and was not considered by either the Company or ZC TAM to be in effect. The Option and Letter Agreement therefore should not have been attached to or described in the Original Report.

Copies of the Purchase Agreement, the Release and the Acquisition Agreement (as executed) are filed herewith as Exhibits 10.1, 99.1 and 99.2 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Securities Purchase Agreement dated May 8, 2020 by and between Verus International, Inc. and ZC Top Apparel Manufacturing, Inc. (filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 8, 2020 and incorporated herein by reference).

99.1	Press Release, dated April 3, 2020 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 4, 2020 and incorporated herein by reference).

99.2	Verus International, ZC Top Apparel Manufacturing, Inc. Term Sheet (Acquisition Agreement), April 3, 2020 (as executed by the parties).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Verus International, Inc.

Dated: May 15, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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